Exhibit 10.1.25

EXECUTION VERSION
FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 14, 2025 is made by and among HARSCO RECEIVABLES LLC, as seller (the “Seller”), ENVIRI CORPORATION (F/K/A HARSCO CORPORATION), as initial servicer (in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent (in such capacity, the “Administrative Agent”) and a purchaser. Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.The Seller, the Servicer, PNC and PNC Capital Markets LLC have entered into that certain Receivables Purchase Agreement, dated as of June 24, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);
B.Enviri Corporation (f/k/a Harsco Corporation) (“Enviri”), as the performance guarantor (in such capacity, the “Performance Guarantor”), is a party to that certain Amended and Restated Performance Guaranty, dated as of October 1, 2024, in favor of the Administrative Agent for the benefit of the Secured Parties (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”);
C.Concurrently herewith, the parties hereto are entering into an Amended and Restated Purchaser Fee Letter (the “Fee Letter”), dated as of the date hereof; and
D.The parties hereto desire to amend the Receivables Purchase Agreement, in each case, as set forth herein.
AMENDMENT
    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
2.Representations and Warranties of the Seller and Servicer. The Seller and the Servicer each hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)Representations and Warranties. Immediately after giving effect to this Amendment, each of the representations and warranties made by it under the Receivables Purchase Agreement and each of the Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof (unless stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
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(b)Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Purchase Agreement, as amended hereby, and the other Transaction Documents to which it is a party, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment, the Receivables Purchase Agreement, as amended hereby, and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) are its valid and legally binding obligations, enforceable in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c)No Default. Immediately after giving effect to this Amendment, and the transactions contemplated hereby and thereby, no Event of Default or Unmatured Event of Default exists or shall exist.
(d)No Capital Coverage Deficit. No Capital Coverage Deficit exists or would exist after giving effect to this Amendment and the transactions contemplated hereby and thereby.
3.Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Receivables Purchase Agreement are and shall remain in full force and effect and the Receivables Purchase Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Receivables Purchase Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
4.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any
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such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.Effectiveness. This Amendment shall become effective subject to the conditions precedent that the Administrative Agent shall have received the following (or waived the receipt thereof in writing):
(a)counterparts to this Amendment and the Fee Letter executed by each of the parties hereto and thereto;
(b)a copy of each organizational document of each of the Seller and the Servicer and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the date hereof or a recent date prior thereto;
(c)a copy of the resolutions or unanimous written consent of the board of directors or other governing body of each of the Seller and the Servicer, approving this Amendment and the other Transaction Documents to be executed and delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Person;
(d)good standing certificates for each of the Seller and the Servicer issued as of a recent date acceptable to the Administrative Agent by the Secretary of State (or similar official) of the jurisdiction of such Person’s organization or formation;
(e)a certificate of the Secretary or Assistant Secretary of each of the Seller and the Servicer, certifying the names and true signatures of the officers authorized on such Person’s behalf to sign this Amendment and the other Transaction Documents to be executed and delivered by it;
(f)opinions of counsel to the Seller and the Servicer with respect to general corporate matters, enforceability, no-conflicts with organizational documents, material agreements, New York and Federal law, and such other matters that the Administrative Agent may reasonably request; and
(g)confirmation that the “Closing Fee” (as defined in and owing under the Fee Letter) has been paid in full.
7.Governing Law.
(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE SOLD ASSETS OR SELLER COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE SELLER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES
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HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS CLAUSE SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE SELLER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SCHEDULE III OF THE RECEIVABLES PURCHASE AGREEMENT. NOTHING IN THIS CLAUSE SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.
8.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
9.Reaffirmation of Performance Guaranty. After giving effect to this Amendment and each of the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
[Signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HARSCO RECEIVABLES LLC, as the Seller By: Name: Michael Kolinsky Title: Vice President

ENVIRI CORPORATION, as the Servicer and as the Performance Guarantor By: Name: Michael Kolinsky Title: Vice President - Treasurer, Tax and Real Estate

S-1
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4th Amendment to RPA (PNC/Enviri(Harsco))

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title:

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By: Name: Title:
S-2
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4th Amendment to RPA (PNC/Enviri(Harsco))

EXHIBIT A

Amendments to the Receivables Purchase Agreement
(Attached)

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EXECUTION VERSION
EXHIBIT A to ~~Omnibus~~Fourth Amendment, dated ~~October 1~~February 14, ~~2024~~2025

RECEIVABLES PURCHASE AGREEMENT

Dated as of June 24, 2022

by and among

HARSCO RECEIVABLES LLC,
as Seller,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Purchasers,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

ENVIRI CORPORATION,
as initial Servicer,

and

PNC CAPITAL MARKETS LLC,
as Structuring Agent

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occurred solely as a result of cancelling an Erroneous Invoice and replacing it with a Rebilled Invoice, (B) such Erroneous Invoice and the related Rebilled Invoice were issued within one calendar month of each other and (C) the principal balance of the related Rebilled Invoice is greater than or equal to the principal balance of the related Erroneous Invoice, then any Dilution with respect thereto.
“Excluded Receivables” means (i) any tax refunds or credits owing by any Governmental Authority to an Originator, (ii) any notes and earn-out receivables payable to any Originator in connection with business divestitures by an Originator or an Affiliate thereof, (iii) receivables and loans owing to any Originator for which the Obligor thereof is an Affiliate of any Originator and (iv) any obligation to pay proceeds of insurance (other than trade credit insurance) to any Originator.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to an Affected Person or required to be withheld or deducted from a payment to an Affected Person: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Affected Person being organized under the laws of, or having its principal office or, in the case of any Purchaser, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Purchaser, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser with respect to an applicable interest in its Capital or Commitment pursuant to a law in effect on the date on which (i) such Purchaser funds an Investment or its Commitment or (ii) such Purchaser changes its lending office, except in each case to the extent that amounts with respect to such Taxes were payable either to such Purchaser’s assignor immediately before such Purchaser became a party hereto or to such Purchaser immediately before it changed its lending office, (c) any withholding Taxes imposed pursuant to FATCA, and (d) Taxes attributable to such Affected Person’s failure to comply with Sections 4.03(f) and (g).
“Facility Limit” means $~~150,000,000~~160,000,000 as reduced from time to time pursuant to Section 2.02(e). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital at such time.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement, treaty or convention entered into between the United States and any other Governmental Authority in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, treaty or convention.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.
“Fee Letter” has the meaning specified in Section 2.03(a).
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SCHEDULE I

Commitments

PNC Bank, National Association
Party	Capacity	Commitment
PNC Bank, National Association	Purchaser	$~~150,000,000~~160,000,000

Schedule I-1
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